POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to  the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Variflex Separate Account (Variflex)	002-89328
SBL Variable Annuity Account VIII (Variflex LS)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (EliteDesigns)	333-138540
T. Rowe Price Variable Annuity Account	033-83238

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2012.

HOWARD R. FRICKE
Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 8th day of February, 2012.

MARIA CLARA OLSON
Notary Public

My Commission Expires:

5-28-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Frye, being a Director and Chief Financial Officer of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to  the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Variflex Separate Account (Variflex)	002-89328
SBL Variable Annuity Account VIII (Variflex LS)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (EliteDesigns)	333-138540
T. Rowe Price Variable Annuity Account	033-83238

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2012.

JOHN F. FRYE
John F. Frye

SUBSCRIBED AND SWORN to before me this 8th day of February, 2012.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-14

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Guyot, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, John F. Frye and Christopher D. Swickard , and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to  the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Variflex Separate Account (Variflex)	002-89328
SBL Variable Annuity Account VIII (Variflex LS)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (EliteDesigns)	333-138540
T. Rowe Price Variable Annuity Account	033-83238

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2012.

JOHN F. GUYOT
John F. Guyot

SUBSCRIBED AND SWORN to before me this 7th day of February, 2012.

MARIA CLARA OLSON
Notary Public

My Commission Expires:

5-28-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael P. Kiley, being a Director and Chief Executive Officer of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint John F. Frye, John F. Guyot, and Christopher D. Swickard , and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to  the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Variflex Separate Account (Variflex)	002-89328
SBL Variable Annuity Account VIII (Variflex LS)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (EliteDesigns)	333-138540
T. Rowe Price Variable Annuity Account	033-83238

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2012.

MICHAEL P. KILEY
Michael P. Kiley

SUBSCRIBED AND SWORN to before me this 8th day of February, 2012.

RACHEL MEYER
Notary Public

My Commission Expires:

6/5/2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, James F. Mullery, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to  the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Variflex Separate Account (Variflex)	002-89328
SBL Variable Annuity Account VIII (Variflex LS)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (EliteDesigns)	333-138540
T. Rowe Price Variable Annuity Account	033-83238

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2012.

JAMES F. MULLERY
James F. Mullery

SUBSCRIBED AND SWORN to before me this 9th day of February, 2012.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-14

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Douglas G. Wolff, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to  the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Variflex Separate Account (Variflex)	002-89328
SBL Variable Annuity Account VIII (Variflex LS)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (EliteDesigns)	333-138540
T. Rowe Price Variable Annuity Account	033-83238

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2012.

DOUGLAS G. WOLFF
Douglas G. Wolff

SUBSCRIBED AND SWORN to before me this 9th day of February, 2012.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-14